UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number 811-21172

DWS RREEF Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 454-7190

Date of fiscal year end: 12/31

Date of reporting period:03/31/08

ITEM 1. SCHEDULE OF INVESTMENTS

Investment Portfolio	as of March 31, 2008 (Unaudited)

DWS RREEF Real Estate Fund, Inc.

	Shares	Value ($)

Common Stocks 134.4%
Real Estate Investment Trusts (“REITs”) 134.4%
Apartments 20.7%
American Campus Communities, Inc. (a)	276,704	7,570,621
Apartment Investment & Management Co. "A" (a)	703,564	25,194,627
AvalonBay Communities, Inc. (a)	171,600	16,562,832
UDR, Inc.	448,050	10,986,186

		60,314,266
Diversified 12.3%
Annaly Capital Management, Inc. (a)	642,450	9,842,334
Capstead Mortgage Corp. (a)	306,400	3,492,960
Colonial Properties Trust (a)	179,650	4,320,582
Duke Realty Corp.	681,900	15,554,139
Hatteras Financial Corp. 144A*	135,050	2,701,000

		35,911,015
Health Care 19.9%
Cogdell Spencer, Inc.	366,500	5,761,380
Medical Properties Trust, Inc.	183,840	2,081,069
OMEGA Healthcare Investors, Inc.	325,200	5,645,472
Senior Housing Properties Trust	613,700	14,544,690
Ventas, Inc. (a)	669,000	30,044,790

		58,077,401
Hotels 10.0%
Canyon Ranch Holdings LLC (Units) (b)	230,400	6,123,206
DiamondRock Hospitality Co.	660,050	8,362,833
FelCor Lodging Trust, Inc. (a)	998,300	12,009,549
Hospitality Properties Trust	76,100	2,588,922

		29,084,510
Industrial 9.9%
DCT Industrial Trust, Inc.	906,350	9,027,246
Liberty Property Trust	633,900	19,720,629

		28,747,875
Office 16.4%
BioMed Realty Trust, Inc.	209,500	5,004,955
Highwoods Properties, Inc.	364,650	11,329,675
HRPT Properties Trust	1,775,271	11,947,574
Mack-Cali Realty Corp.	468,800	16,740,848
Parkway Properties, Inc.	73,850	2,729,496

		47,752,548
Regional Malls 24.5%
CBL & Associates Properties, Inc.	762,064	17,931,366
General Growth Properties, Inc.	365,450	13,949,226
Pennsylvania Real Estate Investment Trust	340,700	8,309,673
Simon Property Group, Inc.	268,247	24,922,829
The Macerich Co.	91,000	6,394,570

		71,507,664
Shopping Centers 13.8%
Inland Real Estate Corp. (a)	806,700	12,269,907
National Retail Properties, Inc. (a)	204,250	4,503,713
Realty Income Corp. (a)	227,750	5,834,955
Regency Centers Corp. (a)	274,000	17,744,240

		40,352,815
Storage 6.9%
Extra Space Storage, Inc.	1,233,797	19,975,174

Total Common Stocks (Cost $325,316,704)		391,723,268
Preferred Stocks 20.7%
Real Estate Investment Trusts 20.7%
Apartments 1.8%
Associated Estates Realty Corp., 8.7%, Series II	221,000	5,337,150
Diversified Financial Services 0.3%
Northstar Realty Finance Corp., 8.25%, Series B	68,400	906,300
Health Care 1.9%
LTC Properties, Inc., 8.0%, Series F	223,200	5,396,976
Hotels 6.5%
Eagle Hospitality Properties Trust, Inc., 8.25%, Series A	176,800	2,750,523
Equity Inns, Inc., 8.750%, Series B	489,000	8,108,957

Strategic Hotels & Resorts, Inc., 8.25%, Series A	167,500	3,182,500
Strategic Hotels & Resorts, Inc., 8.25%, Series B	59,600	1,146,704
Sunstone Hotel Investors, Inc., 8.0%, Series A	196,500	3,684,375

18,873,059
Office 1.4%
Digital Realty Trust, Inc., 8.5%, Series A	183,300	4,221,637
Regional Malls 1.4%
Taubman Centers, Inc., 8.0%, Series G	170,747	3,966,453
Shopping Centers 7.3%
Cedar Shopping Centers, Inc., 8.875%, Series A	150,000	3,468,000
Kimco Realty Corp., 7.75%, Series G	219,300	5,241,270
Saul Centers, Inc., 9.0%, Series B*	193,750	4,843,750
Urstadt Biddle Properties, Inc., 8.5%, Series C	75,000	7,762,500

21,315,520
Storage 0.1%
Public Storage, Inc., 10.00%, Series A	12,800	321,408

Total Preferred Stocks (Cost $70,534,190)	60,338,503
Securities Lending Collateral 33.8%
Daily Assets Fund Institutional, 3.25% (c) (d) (Cost $98,487,275)	98,487,275	98,487,275
Cash Equivalents 0.1%
Cash Management QP Trust, 2.84% (c) (Cost $245,098)	245,098	245,098
% of Net Assets	Value ($)

Total Investment Portfolio (Cost $494,583,267) †	189.0	550,794,144
Other Assets and Liabilities, Net	(34.1)	(99,291,983)
Preferred Stock, at Liquidation Value	(54.9)	(160,000,000)

Net Assets Applicable to Common Shareholders	100.0	291,502,161

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

*	Non-income producing security.
†

The cost for federal income tax purposes was $494,591,585. At March 31, 2008, net unrealized appreciation for all securities based on tax cost was $56,202,559. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $90,459,325 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $34,256,766.

(a)	All or a portion of these securities were on loan. The value of all securities loaned at March 31, 2008 amounted to $95,668,724 which is 32.8% of net assets.
(b)

Affiliated issuer. An Affiliate issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund’s transactions during the three months ended March 31, 2008 with companies which are or were affiliates is as follows:

Value ($) at	Purchase	Sales	Realized	Dividend	Shares at	Value ($) at
Affiliate	12/31/07	Cost ($)	Cost (s)	Gain/Loss ($)	Income ($)	3/31/08	3/31/08
Canyon Ranch Holdings LLC	5,835,181	-	-	-	489,379	230,400	6,123,206
(c)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At March 31, 2008, open interest rate swaps were as follows:
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)

1/28/2003 1/28/2010	40,000,000[1]	Fixed — 3.769%	USD — Floating LIBOR BBA	(1,084,396)
1/28/2003 1/28/2013	40,000,000[1]	Fixed — 4.258%	USD — Floating LIBOR BBA	(2,018,288)
7/29/2008 11/29/2015	40,000,000[1]	Fixed — 3.941%	USD— Floating LIBOR BBA	(365,048)
7/29/2008 11/29/2018	40,000,000[1]	Fixed — 4.27%	USD — Floating LIBOR BBA	(422,140)
Total unrealized depreciation				(3,889,872)

Counterparty:
[1] UBS Securities LLC
LIBOR: Represents the London InterBank Offered Rate
BBA: British Bankers’ Association
REIT: Real Estate Investment Trust

The following is a summary of the inputs used as of March 31, 2008 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities at Value	Net Unrealized Depreciation on Other Financial Instruments*
Level 1 - Quoted Prices	$ 533,860,981	$ -
Level 2 - Other Significant	-	(3,889,872)
Observable Inputs
Level 3 - Significant	16,933,163	-
Unobservable Inputs
Total	$ 550,794,144	$ (3,889,872)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of the Fund’s assets in which significant unobservable inputs (Level 3) were used in determining fair value at March 31, 2008:

Investments in Securities at Market Value
Balance as of January 1, 2008	$ 19,030,437
Total realized gains or losses	-
Change in unrealized appreciation (depreciation)	2,322,726
Net purchases (sales)	(4,420,000)
Net transfers in (out) of Level 3	-
Balance as of March 31, 2008	$ 16,933,163

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157"), effective January 1, 2008, which governs the application of generally accepted accounting principles that require fair value measurements of the Fund’s assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels as follows:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

ITEM 2.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 14, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Real Estate Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 14, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        May 14, 2008